GPS FUNDS II

GuidePath® Growth and Income Fund
(the “Fund”)

Supplement dated February 20, 2024, to the Prospectus dated July 31, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The corresponding information under the heading “Fees and Expenses of the Fund” on page 74 of the Prospectus is hereby deleted and replaced with the following:

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below:

Shareholder Fees (fees paid directly from your investments)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.49%
Administrative Service Fees	0.25%
All Other Expenses	0.24%
Acquired Fund Fees and Expenses(1)	0.06%
Expense Recoupment(2)	0.05%
Total Annual Fund Operating Expenses(3)	1.05%
(1)    "Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds.
(2)     AssetMark, Inc. (“AssetMark” or the “Advisor”) has contractually agreed through July 31, 2024 to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, AFFE, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.79% of average daily net assets. This expense limitation agreement may not be terminated prior to July 31, 2024 unless the Board of Trustees consents to an earlier revision or termination. Under the expense limitation agreement, AssetMark may recoup waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.
(3)     Note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE, but includes the expense reductions generated when the Fund loaned its portfolio securities.

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Please retain this supplement for your reference.